                                             [LOGO] PIONEER
                                             INVESTMENTS-Registered Trademark-

PIONEER
INTERNATIONAL VALUE
FUND*

SEMIANNUAL REPORT 5/31/01















     * Formerly Pioneer International Growth Fund. Name change effective July 30, 2001.

TABLE OF CONTENTS

Letter from the President                                             1


Portfolio Summary                                                     2


Performance Update                                                    3


Portfolio Management Discussion                                       6


Schedule of Investments                                              10


Financial Statements                                                 17


Notes to Financial Statements                                        23


Trustees, Officers and Service Providers                             28


Retirement Plans from Pioneer                                        29

PIONEER INTERNATIONAL VALUE FUND

LETTER FROM THE PRESIDENT 5/31/01


Dear Shareowner,


I don't think you could find a better argument for a diversified portfolio than the volatile markets we have experienced in the last several months. The turbulence began when the dot-com bubble burst in the spring of 2000. Then, as higher interest rates began to drain strength from the economy, companies in a wide range of industries issued warnings of declining profits. The result has been a very weak stock market, with high-flying growth and internet-related stocks suffering the most damage. In contrast to these sharp declines, however, less aggressive investments, including many bonds and value stocks, did much better over this painful period.

You can never eliminate risk entirely, but you and your financial advisor can work to mitigate it. The first step is to review your portfolio diversification, and modify it as necessary. You will probably want to continue holding a mix of stocks and bonds. A portfolio containing a variety of investments with varying risk and opportunity characteristics may be the most comfortable course for most investors. It could also be the most successful.

As professional investors, we view market downturns as opportunities to reposition our funds' portfolios and take advantage of lower prices to purchase attractive securities. For more than 70 years, that strategy has helped Pioneer fund managers and shareowners reach their financial goals. You may want to put your own investment portfolio through the same process: Look past the bad news and try to bring your portfolio in line with current conditions and your own needs.

Before closing, I'd like to share some news with you. Effective July 30, 2001, your Fund's name will change to Pioneer International Value Fund. This new name, we believe, more accurately represents the Fund's long standing value discipline to international equity investing. The investment focus continues to be growth of capital as we pursue value through fundamental research.



Sincerely,


/s/ David Tripple
David Tripple
Pioneer Investment Management, Inc.

PIONEER INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY 5/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of equity holdings)

Financials                         16%
Technology                         15%
Consumer Cyclicals                 13%
Communication Services             12%
Basic Materials                    12%
Consumer Staples                   11%
Energy                              7%
Capital Goods                       5%
Health Care                         5%
Utilities                           3%
Transportation                      1%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

United Kingdom                    21.2%
Japan                             16.4%
France                            14.5%
Switzerland                        5.7%
Italy                              5.6%
Netherlands                        5.1%
Germany                            5.0%
Spain                              4.3%
Finland                            3.6%
Australia                          3.6%
Hong Kong                          3.0%
Canada                             2.6%
Singapore                          1.5%
Sweden                             1.4%
Mexico                             1.3%
South Korea                        1.2%
Taiwan                             1.0%
Israel                             0.9%
India                              0.7%
People's Republic of China         0.7%
Greece                             0.4%
United States                      0.3%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

1.Total Fina Elf SA                2.71%
2.Renault SA                       2.41
3.Aventis SA                       2.30
4.Kao Corp.                        2.16
5.Riunione Adriatica
  Di Sicurta S.p.A.                2.05
6.Vodafone Group Plc               1.99
7.Nokia Oyj                        1.94
8.News Corp., Ltd.                 1.83
9.Groupe Danone                    1.82
10. Glaxosmithkline                1.82

Fund holdings will vary for other periods.

PIONEER INTERNATIONAL VALUE FUND

PERFORMANCE UPDATE 5/31/01                                        CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                     5/31/01         11/30/00
                              $15.45          $17.87
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/00-5/31/01)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.105               -               -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of May 31, 2001)

                  NET ASSET     PUBLIC OFFERING
PERIOD              VALUE            PRICE*
Life-of-Class       6.99%            5.24%
(3/25/93)

5 Years             -2.49           -3.55

1 Year             -27.72          -31.92

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[CHART]

GROWTH OF $10,000+

                    PIONEER INTERNATIONAL
                        VALUE FUND*              ACWF EX U.S. INDEX
3/93                       $9,425                    $10,000
5/93                      $10,170                    $11,126
                          $13,134                    $11,220
                          $14,807                    $12,819
                          $14,451                    $12,927
5/95                      $13,892                    $13,381
                          $15,002                    $13,638
                          $17,153                    $14,859
                          $16,713                    $15,302
5/97                      $18,635                    $16,153
                          $18,256                    $15,257
                          $19,821                    $17,347
                          $16,556                    $17,076
5/99                      $17,051                    $18,095
                          $20,656                    $21,112
                          $21,028                    $21,442
                          $17,461                    $18,987
5/01                      $15,188                    $17,657

+ Index comparison begins March 31, 1993. The MSCI All Country World Free Index excluding the United States, is composed of 46 markets -- 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERNATIONAL VALUE FUND

PERFORMANCE UPDATE 5/31/01                                        CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    5/31/01         11/30/00
                              $14.89          $17.22
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/00-5/31/01)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                -                 -               -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Value Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of May 31, 2001)

                  IF        IF
PERIOD           HELD    REDEEMED*
Life-of-Class    0.17%      0.17%
(4/4/94)

5 Years         -3.27      -3.41

1 Year         -28.59     -31.44

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[CHART]

GROWTH OF $10,000+
                   PIONEER INTERNATIONAL
                        VALUE FUND*              ACWF EX U.S. INDEX
4/94                      $10,000                    $10,000
                          $10,087                    $10,003
                           $9,803                    $10,087
5/95                       $9,388                    $10,441
                          $10,102                    $10,642
                          $11,506                    $11,594
                          $11,157                    $11,940
5/97                      $12,396                    $12,605
                          $12,093                    $11,905
                          $13,076                    $13,536
                          $10,877                    $13,324
5/99                      $11,146                    $14,120
                          $13,456                    $16,474
                          $13,646                    $16,731
                          $11,270                    $14,815
5/01                       $9,745                    $13,778

+ Index comparison begins April 30, 1994. The MSCI All Country World Free Index excluding the United States, is composed of 46 markets -- 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERNATIONAL VALUE FUND

PERFORMANCE UPDATE 5/31/01                                        CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    5/31/01         11/30/00
                              $14.76          $17.08
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/00-5/31/01)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                -                  -               -


Investment Returns

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Value Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of May 31, 2001)

                 IF           IF
PERIOD          HELD      REDEEMED*
Life-of-Class  -1.94%     -1.94%
(1/31/96)

5 Years        -3.18      -3.18

1 Year        -28.49      -28.49

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[CHART]

GROWTH OF $10,000
                   PIONEER INTERNATIONAL
                        VALUE FUND*              ACWF EX U.S. INDEX
1/96                      $10,000                    $10,000
                          $10,588                    $10,338
                          $10,275                    $10,647
5/97                      $11,415                    $11,239
                          $11,143                    $10,616
                          $12,061                    $12,070
                          $10,079                    $11,881
5/99                      $10,331                    $12,590
                          $12,467                    $14,690
                          $12,595                    $14,919
                          $10,423                    $13,210
5/01                       $9,007                    $12,286

     The MSCI All Country World Free Index excluding the United States, is composed of 46 markets -- 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERNATIONAL VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION 5/31/01

Investors' concerns about a global economic slowdown and its potential impact on corporate earnings left international equity markets in disarray during the six months ended May 31, 2001. To be sure, there were sectors (basic materials, energy, consumer staples and health care) and countries (emerging market nations) that prospered despite the bearish sentiment plaguing foreign markets. In the following interview, Senior Vice President Pavlos M. Alexandrakis, the Fund's portfolio manager, discusses these and other factors that influenced your Fund's performance over the past six months.


Q: MANY OF THE INTERNATIONAL MARKETS ARE DOWN FOR THE SIX MONTHS. HOW DID THE FUND PERFORM?

A: The Fund, feeling the undertow of international markets, turned in disappointing performance for the six months ended May 31. Class A, B and C shares generated total returns of roughly -13% at net asset value. The Fund's emphasis on technology and financial stocks and its underweighting in emerging markets account for its underperformance relative to the benchmark. The Morgan Stanley Capital International (MSCI) All Country World Free Index excluding the United States posted a return of -7.00% for the same period. The total return of the 764 international funds tracked by Lipper, Inc. was an average of -7.96%. (Lipper is an independent firm that measures mutual fund performance.)

Q: IS THE ECONOMIC SLOWDOWN IN THE UNITED STATES HAVING AN IMPACT ON FOREIGN STOCK PRICES?

A: Undoubtedly. Just as U.S. stock markets helped buoy stock exchanges from London to Tokyo in the 1990s, they are similarly influencing foreign equity markets during the downturn. Today stock markets and national economies are more highly correlated. Much of the reason behind this development is that large global companies depend heavily on earnings from their offshore operations. As a result, European and Japanese corporations, including Fund holdings NOKIA (Finland) and MATSUSHITA COMMUNICATIONS (Japan) are experiencing lower exports to the United States.

PIONEER INTERNATIONAL VALUE FUND

Q:   HOW ARE YOU MANAGING THE FUND IN THIS SLOWER-GROWTH ENVIRONMENT?

A: While we have not made any major changes to the portfolio, we are taking steps to position your portfolio for the realities of a weaker global economy. Our investment decisions reflect a more cautious outlook short term and are generally designed to reduce the Fund's risk profile to help limit the impact of market volatility. We're emphasizing companies that tend to do relatively well in a downturn - primarily larger-capitalization businesses with attractively priced stocks.

     On May 31, the Fund was overweighted in technology and telecommunications services stocks relative to the benchmark - but to a much lesser degree than at the start of the fiscal year. These two sectors fell as a percentage of total equity assets from 21.4% to 14.1% and from 14.0% to 11.9%, respectively, during the six months. The Fund's investments in basic materials climbed from 7.3% to 11.8% of equity assets by May 31. These more traditional companies, which include oil, paper/pulp and mining companies, ranked among the Fund's best performers. SHELL TRANSPORT & TRADING CO. (United Kingdom), UPM-KYMMENE CORP. (Finland) and RIO TINTO (Australia) are experiencing positive growth rates at a time when economic growth is contracting.

Q:   WHY DID EMERGING MARKETS PERFORM RELATIVELY WELL?

A: After lagging the broader markets for several months, stock price valuations had become rather cheap, and investors couldn't resist the bargain prices. In addition, many of these markets are quite sensitive to U.S. interest rate policy. The Federal Reserve Board's aggressive easing of interest rates in the first five months of this year propelled stock prices higher across Asian stock markets, particularly in Singapore and Hong Kong.

     Interestingly, China, which comprises a minor weighting in the portfolio, was among the best performing countries for the six months ended May 31. Your Fund benefited from its investments in CNOOC, China's petroleum company. High oil and natural gas prices are the main reason behind its strong performance, but aggressive cost cutting has also been a factor. We're monitoring this company very closely, as transparency (the ability to access closely-held financial data) is an issue.

PIONEER INTERNATIONAL VALUE FUND

Q: DID THE EUROPEAN CENTRAL BANK'S DECISION TO REDUCE INTEREST RATES IN MAY IMPROVE CONFIDENCE IN CONTINENTAL EUROPE?

A: The decision by the European Central Bank (ECB) to cut interest rates was well received, but many investors were looking for a sign that it would be the beginning of further easing - much as we've seen in the United States. The one-quarter percentage point reduction was designed to ease the impact of the global slowdown on European markets. We may see further rate reductions later this year, but nowhere near the degree or decisiveness of the Federal Reserve Board's monetary policy.

     The ECB, however, is in a bind, since it must simultaneously balance pro-growth policies with its efforts to fight inflation and support the euro. Inflation in the euro-zone has been above the ECB's target range for 11 months on account of increases in energy (oil and gas) and food prices (foot-and-mouth scare). The ECB must also take into consideration the euro, the pan-European currency, which has been trading near its lows for some time. If interest rates were to fall dramatically, the euro would weaken further.

Q:   HOW DID EUROPE'S FINANCIAL STOCKS FARE?

A: European financial stocks underperformed sharply. The Fund's large exposure to these stocks, particularly investment managers, proved detrimental. Investment managers had a more difficult time than commercial banks, as inflows into the stock and bond markets typically slow in times of uncertainty. Two of the Fund' holdings proved especially disappointing. BIPOP-CARIRE (Italy), an Internet banking and e-trading enterprise, fell prey to profit taking after a long run up in its stock price. ZURICH FINANCIAL SERVICES (Switzerland) declined in response to profit warnings.

PIONEER INTERNATIONAL VALUE FUND

Q:   WHAT IS YOUR OUTLOOK?

A: International markets are likely to wobble along for the balance of 2001, as investors adjust to the new reality of slower economic growth. Market declines in recent years have been short lived, but it appears that a recovery will take time to allow for the excess capacity across industries to be absorbed and new demand to resume. This is particularly true of the technology and telecommunications sectors. We anticipate Europe will experience higher growth rates this year than in the United States, and we've endeavored to position the Fund's assets accordingly. While we wait patiently for things to get back on track, we believe that our efforts to prune and diversify will be a plus as we wait for earnings prospects to improve.

PIONEER INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS 5/31/01 (unaudited)

SHARES                                                                    VALUE
                PREFERRED STOCKS - 2.3%
  461,173       News Corp., Ltd.                                   $    3,541,242
    7,000       SAP AG                                                    979,096
                                                                   --------------
                TOTAL PREFERRED STOCKS
                (Cost $4,558,842)                                  $    4,520,338
                                                                   --------------

                COMMON STOCKS - 97.7%
                BASIC MATERIALS - 11.8%
                ALUMINUM - 1.1%
   40,000       Pechiney SA                                        $    2,161,226
                                                                   --------------
                CHEMICALS (DIVERSIFIED) - 3.5%
   60,000       Aventis SA                                         $    4,444,212
  500,000       WMC Ltd.                                                2,268,601
                                                                   --------------
                                                                   $    6,712,813
                                                                   --------------
                CHEMICALS (SPECIALTY) - 1.7%
  121,250       Philips Electronics*                               $    3,315,592
                                                                   --------------
                CONSTRUCTION (CEMENT & AGGREGATES) - 1.5%
   13,700       Holderbank Financiere Glaris Ltd. (Bearer Shares)  $    2,846,387
                                                                   --------------
                IRON & STEEL - 0.6%
  100,000       Broken Hill Proprietary Co., Ltd.                  $    1,140,638
                                                                   --------------
                METALS MINING - 1.5%
  150,000       Rio Tinto Plc                                      $    2,974,625
                                                                   --------------
                PAPER & FOREST PRODUCTS - 1.9%
  172,000       Abitibi-Consolidated Inc.                          $    1,435,281
   70,000       UPM-Kymmene Corp.                                       2,192,934
                                                                   --------------
                                                                   $    3,628,215
                                                                   --------------

                TOTAL BASIC MATERIALS                              $   22,779,496
                                                                   --------------
                CAPITAL GOODS - 4.9%
                AEROSPACE/DEFENSE - 1.3%
  130,000       European Aeronautic Defense                        $    2,552,378
                                                                   --------------
                ELECTRICAL EQUIPMENT - 0.7%
3,000,000       Nanjing Panda Electronics Co, Ltd.*                $    1,269,271
                                                                   --------------
                ENGINEERING & CONSTRUCTION - 0.5%
   27,000       Bouygues SA*                                       $      991,957
                                                                   --------------
                MACHINERY (DIVERSIFIED) - 0.4%
  350,000       Invensys Plc                                       $      704,498
                                                                   --------------

    The accompanying notes are an integral part of these financial statements

SHARES                                                                   VALUE
                MANUFACTURING (SPECIALIZED) - 0.6%
1,000,000       Esprit Holdings Ltd.*                              $    1,262,861
                                                                   --------------
                OFFICE EQUIPMENT & SUPPLIES - 1.4%
   70,000       Canon, Inc.                                        $    2,773,968
                                                                   --------------
                TOTAL CAPITAL GOODS                                $    9,554,933
                                                                   --------------
                COMMUNICATION - 11.9%
                CELLULAR/WIRELESS TELECOMMUNICATIONS - 5.0%
   39,200       China Mobile Hong Kong Ltd. (A.D.R.)*              $      954,520
      150       NTT Mobile Communications Networks, Inc.                2,877,456
   45,000       SK Telecom Co., Ltd.*                                     862,650
  120,000       Sonera Group Plc                                        1,050,173
1,500,000       Vodafone Group Plc                                      3,848,515
                                                                   --------------
                                                                   $    9,593,314
                                                                   --------------
                TELECOMMUNICATIONS (LONG DISTANCE) - 1.7%
  300,000       Cable & Wireless Plc                               $    1,966,782
   60,000       COLT Telecom Group Plc*                                   637,876
   27,000       NTL Inc.*                                                 580,230
                                                                   --------------
                                                                   $    3,184,888
                                                                   --------------
                TELEPHONE - 5.2%
  204,000       British Telecom Plc                                $    1,252,107
   60,000       Hellenic Telecommunication Organization SA                826,948
   59,865       Koninklijke KPN NV*                                       558,327
   25,000       Korea Telecom Corp.*                                      582,500
      300       Nippon Telegraph & Telephone Corp.                      1,857,726
    4,000       Swisscom Ag (Registered Shares)                           973,466
  206,000       Telefonica SA*                                          3,025,565
   30,000       Telefonos de Mexico SA                                  1,034,700
                                                                   --------------
                                                                   $   10,111,339
                                                                   --------------
                TOTAL COMMUNICATION                                $   22,889,541
                                                                   --------------
                CONSUMER CYCLICALS - 11.7%
                AUTO PARTS & EQUIPMENT - 0.7%
   70,000       Autoliv Inc. (Swedish Depository Receipt)          $    1,284,582
                                                                   --------------
                AUTOMOBILES - 2.4%
  100,000       Renault SA                                         $    4,663,209
                                                                   --------------
                DISTRIBUTORS (DURABLES) - 0.8%
  400,000       Itochu Corp.                                       $    1,588,490
                                                                   --------------
                HARDWARE & TOOLS - 1.0%
  311,000       Makita Corp.                                       $    1,959,859
                                                                   --------------

    The accompanying notes are an integral part of these financial statements

SHARES                                                                   VALUE
                HOUSEHOLD FURNISHINGS & APPLIANCES - 1.6%
   41,000       Sony Corp.                                         $    3,163,266
                                                                   --------------
                PUBLISHING - 0.7%
   20,000       Vivendi Universal                                  $    1,273,399
                                                                   --------------
                PUBLISHING (NEWSPAPERS) - 1.8%
  400,000       Reed International Plc                             $    3,464,372
                                                                   --------------
                RETAIL (GENERAL MERCHANDISE) - 0.6%
   30,000       Lawson, Inc.                                       $    1,183,795
                                                                   --------------
                RETAIL (SPECIALTY-APPAREL) - 0.6%
2,000,000       Giordano International Ltd.                        $    1,134,652
                                                                   --------------
                TEXTILES (APPAREL) - 1.5%
   32,000       Gucci Group NV (NY Shares)                         $    2,890,560
                                                                   --------------
                TOTAL CONSUMER CYCLICALS                            $  22,606,184
                                                                   --------------
                CONSUMER STAPLES - 11.3%
                BEVERAGES (NON-ALCOHOLIC) - 1.7%
  500,000       Cadbury Schweppes Plc                              $    3,226,586
                                                                   --------------
                BROADCASTING (CABLE/TELEVISION/RADIO) - 1.8%
   35,000       Grupo Televisa SA (A.D.R.)*                        $    1,477,000
   10,000       Nippon Broadcasting System                                378,613
   90,000       Reuters Group Plc                                       1,242,581
  100,000       United Pan-Europe Communications NV*                      473,508
                                                                   --------------
                                                                   $    3,571,702
                                                                   --------------
                ENTERTAINMENT - 0.4%
  300,000       Manchester United Plc                              $      703,789
                                                                   --------------
                FOODS - 3.8%
   27,000       Groupe Danone*                                     $    3,515,797
    1,500       Nestle SA (Registered Shares)                           3,098,960
  168,700       Tata Tea Ltd (G.D.S.)(144A)*                              822,413
                                                                   --------------
                                                                   $    7,437,170
                                                                   --------------
                HOUSEHOLD PRODUCTS (NON-DURABLES) - 2.2%
  160,000       Kao Corp.                                          $    4,173,152
                                                                   --------------
                TOBACCO - 1.4%
  360,000       British American Tobacco Plc                       $    2,737,761
                                                                   --------------
                TOTAL CONSUMER STAPLES                              $  21,850,160
                                                                   --------------


    The accompanying notes are an integral part of these financial statements

SHARES                                                                   VALUE
                ENERGY - 7.4%
                OIL & GAS (DRILLING & EQUIPMENT) - 1.2%
  250,000       Enterprise Oil Plc                                 $    2,232,564
                                                                   --------------
                OIL & GAS (REFINING & MARKETING) - 4.4%
  520,000       ENI S.p.A.                                         $    3,334,579
   36,000       Total Fina Elf SA                                       5,232,602
                                                                   --------------
                                                                   $    8,567,181
                                                                   --------------
                OIL (INTERNATIONAL INTEGRATED) - 1.8%
  800,000       CNOOC Ltd.*                                        $      794,897
  300,000       Shell Transport & Trading Co.                           2,611,036
                                                                   --------------
                                                                   $    3,405,933
                                                                   --------------
                TOTAL ENERGY                                       $   14,205,678
                                                                   --------------
                FINANCIALS - 16.1%
                BANKS (MAJOR REGIONAL) - 3.7%
   50,000       Banco Popular Espanol SA                           $    1,640,367
  250,000       Banco Santander Central Hispano, SA                     2,378,110
  380,000       Bipop-Carire S.p.A.                                     1,420,829
  208,902       Development Bank of Singapore Ltd.                      1,673,987
                                                                   --------------
                                                                   $    7,113,293
                                                                   --------------
                BANKS (MONEY CENTER) - 2.2%
  120,000       Royal Bank of Scotland Group                       $    2,762,425
  180,000       Royal Bank of Scotland (Bonus Shares)*                    223,256
   50,000       Toronto-Dominion Bank                                   1,292,128
                                                                   --------------
                                                                   $    4,277,809
                                                                   --------------
                FINANCIAL (DIVERSIFIED) - 2.3%
  144,000       Cheung Kong Holdings Ltd.                          $    1,569,281
  323,000       Collins Stewart Holdings Plc                            1,893,221
       50       ICICI Ltd.                                                     87
   10,000       MLP AG                                                  1,010,432
                                                                   --------------
                                                                   $    4,473,021
                                                                   --------------
                INSURANCE (LIFE/HEALTH) - 3.1%
    7,000       Allianz AG*                                        $    1,963,875
   75,000       Assicurazioni S.p.A.                                    2,120,640
    7,000       Muenchener Rueckversicherungs Gesellschaft AG*          1,917,826
                                                                   --------------
                                                                   $    6,002,341
                                                                   --------------

    The accompanying notes are an integral part of these financial statements

SHARES                                                                   VALUE
                INSURANCE (MULTI-LINE) - 4.8%
  124,000       Axa SA                                             $    3,512,415
  320,000       Riunione Adriatica di Sicurta S.p.A.                    3,961,774
    5,000       Zurich Financial Services AG                            1,674,362
                                                                   --------------
                                                                   $    9,148,551
                                                                   --------------
                TOTAL FINANCIALS                                   $   31,015,015
                                                                   --------------
                HEALTH CARE - 4.6%
                HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 4.6%
  130,270       Glaxosmithkline                                    $    3,514,038
   20,000       Sanofi-Synthelabo SA                                    1,226,048
   33,000       Schering AG                                             1,682,560
   50,000       Syngenta AG*                                            2,461,479
                                                                   --------------
                                                                   $    8,884,125
                                                                   --------------
                TOTAL HEALTH CARE                                  $    8,884,125
                                                                   --------------
                TECHNOLOGY - 14.1%
                COMMUNICATIONS EQUIPMENT - 3.7%
   24,000       Matsushita Communication Industrial, Ltd.          $    1,369,063
  130,000       Nokia Oyj*                                              3,749,423
   40,000       Nortel Networks Corp.                                     530,694
   10,000       Northern Telecom Ltd.                                     133,300
  210,000       Telefonaktiebolaget LM Ericsson AB                      1,333,241
                                                                   --------------
                                                                   $    7,115,721
                                                                   --------------
                COMPUTER (HARDWARE) - 0.9%
  650,650       Compaq Electronics                                 $      870,223
    5,000       Samsung Electronics Co.                                   827,479
                                                                   --------------
                                                                   $    1,697,702
                                                                   --------------
                COMPUTERS (NETWORKING) - 0.5%
   38,000       Equant NV*                                         $    1,029,795
                                                                   --------------
                COMPUTERS (SOFTWARE & SERVICES) - 2.0%
   60,000       Autonomy Corporation Plc*                          $      386,340
   32,000       Check Point Software Technologies Ltd.*                 1,723,520
   45,000       NIIT Ltd.                                                 458,099
   36,000       Softbank Corp.                                          1,369,063
                                                                   --------------
                                                                   $    3,937,022
                                                                   --------------


    The accompanying notes are an integral part of these financial statements

SHARES                                                                   VALUE
                ELECTRONICS (COMPONENT DISTRIBUTION) - 2.2%
   30,000       Siemens AG                                         $    2,150,826
  350,000       Toshiba Corp.                                           1,987,716
                                                                   --------------
                                                                   $    4,138,542
                                                                   --------------
                ELECTRONICS (INSTRUMENTATION) - 0.6%
  480,000       Elec & Eltek International Co., Ltd.               $    1,228,800
                                                                   --------------
                ELECTRONICS (SEMICONDUCTORS) - 4.2%
   97,000       Fujitsu Ltd.                                       $    1,259,274
   17,000       Rohm Co., Ltd.                                          3,042,278
  403,200       Taiwan Semiconductor Manufacturing Co.*                 1,065,438
   40,000       Tokyo Electronics, Ltd.                                 2,746,203
                                                                   --------------
                                                                   $    8,113,193
                                                                   --------------
                TOTAL TECHNOLOGY                                    $  27,260,775
                                                                   --------------
                TRANSPORTATION - 0.9%
                RAILROADS - 0.9%
  110,000       Bombardier Inc. (Class B)                          $    1,687,108
                                                                   --------------
                TOTAL TRANSPORTATION                               $    1,687,108
                                                                   --------------
                UTILITIES - 3.0%
                ELECTRIC COMPANIES - 3.0%
  670,000       British Energy Plc                                 $    2,739,959
  400,000       British Energy Plc (Deferred Shares)                           --
   80,000       Endesa SA                                               1,302,824
  400,000       International Power Plc*                                1,764,788
                                                                   --------------
                TOTAL UTILITIES                                    $    5,807,571
                                                                   --------------
                TOTAL COMMON STOCKS
                (Cost $202,159,655)                                  $188,540,586
                                                                   --------------
                RIGHTS & WARRANTS - 0.0%
                COMMUNICATION SERVICES - 0.0%
   61,200       British Telecom, 6/15/01*                          $      116,246
                                                                   --------------
                TOTAL RIGHTS & WARRANTS
                (Cost $326,821)                                    $      116,246
                                                                   --------------
                TOTAL INVESTMENT IN SECURITIES  - 100%
                (Cost $207,045,318)                                  $193,177,170
                                                                   --------------


   The accompanying notes are an integral part of these financial statements

*    Non-income producing security.

144A Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2001, the value of these securities amounted to $822,413 or 0.4% of total net assets.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

      United Kingdom                                                               21.2%
      Japan                                                                        16.4
      France                                                                       14.5
      Switzerland                                                                   5.7
      Italy                                                                         5.6
      Netherlands                                                                   5.1
      Germany                                                                       5.0
      Spain                                                                         4.3
      Finland                                                                       3.6
      Australia                                                                     3.6
      Hong Kong                                                                     3.0
      Canada                                                                        2.6
      Singapore                                                                     1.5
      Sweden                                                                        1.4
      Mexico                                                                        1.3
      South Korea                                                                   1.2
      Taiwan                                                                        1.0
      Israel                                                                        0.9
      India                                                                         0.7
      Peoples Republic of China                                                     0.7
      Greece                                                                        0.4
      United States                                                                 0.3
                                                                                  -----
                                                                                  100.0%
                                                                                  =====

(b) At May 31, 2001, the net unrealized loss on investments was based on cost for federal income tax purposes of $208,171,233 was as follows:

   Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost                    $ 29,527,583

   Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value                     (44,521,646)
                                                                         ------------
   Net unrealized loss                                                   $(14,994,063)
                                                                         ------------

(c) As of November 30, 2000, the Fund had a capital loss carryforward of $36,126,364, which will expire in 2007 if not utilized.


   Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2001, aggregated $26,615,342 and $52,202,033, respectively.

   The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL VALUE FUND

BALANCE SHEET 5/31/01 (unaudited)

ASSETS:
  Investment in securities, at value (cost $207,045,318)                 $193,177,170
  Foreign currencies, at value                                                130,114
  Receivables -
     Investment securities sold                                             4,140,264
     Fund shares sold                                                         903,541
     Dividends, interest and net foreign taxes withheld                       785,477
     Forward foreign currency settlement hedge contracts, open - net           19,384
     Other                                                                      3,338
                                                                         ------------
       Total assets                                                      $199,159,288
                                                                         ------------

LIABILITIES:
  Payables -
     Fund shares repurchased                                             $    351,095
  Due to bank                                                               3,403,836
  Due to affiliates                                                           387,874
  Accrued expenses                                                            213,652
                                                                         ------------
       Total liabilities                                                 $  4,356,457
                                                                         ------------

NET ASSETS:
  Paid-in capital                                                        $266,106,856
  Accumulated net investment loss                                            (419,974)
  Accumulated net realized loss on investments and foreign currency
     transactions                                                         (56,959,007)
  Net unrealized loss on investments                                      (13,868,148)
  Net unrealized loss on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                 (56,896)
                                                                         ------------
       Total net assets                                                  $194,802,831
                                                                         ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $158,128,842/10,235,562 shares)                      $      15.45
                                                                         ============
  Class B (based on $32,094,614/2,154,860 shares)                        $      14.89
                                                                         ============
  Class C (based on $4,579,375/310,192 shares)                           $      14.76
                                                                         ============

MAXIMUM OFFERING PRICE:
  Class A                                                                $      16.39
                                                                         ============

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS (unaudited)

FOR THE SIX MONTHS ENDED 5/31/01

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $276,689)  $  1,905,329
   Interest (net of foreign taxes withheld of $441)            106,636
                                                          ------------
         Total investment income                                        $   2,011,965
                                                                        -------------

EXPENSES:
   Management fees                                        $  1,119,970
   Transfer agent fees
      Class A                                                  440,686
      Class B                                                  138,964
      Class C                                                   22,900
   Distribution fees
      Class A                                                  227,073
      Class B                                                  185,887
      Class C                                                   25,792
   Administrative fees                                          53,144
   Custodian fees                                              138,933
   Registration fees                                            25,844
   Professional fees                                            42,912
   Printing                                                     16,016
   Fees and expenses of nonaffiliated trustees                   1,138
   Miscellaneous                                                 7,818
                                                          ------------
      Total expenses                                                    $   2,447,077
      Less fees paid indirectly                                               (21,242)
                                                                        -------------
      Net expenses                                                      $   2,425,835
                                                                        -------------
         Net investment loss                                            $    (413,870)
                                                                        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss from:
      Investments (net of capital gains taxes paid of $0) $(19,701,763)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies      (4,966) $ (19,706,729)
                                                          ------------- -------------
   Change in net unrealized gain (loss) from:
      Investments                                         $ (8,589,200)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies      (9,094) $  (8,598,294)
                                                          ------------- -------------
      Net loss on investments and foreign currency
         transactions                                                   $ (28,305,023)
                                                                        -------------
      Net decrease in net assets resulting from operations              $ (28,718,893)
                                                                        -------------


   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED 5/31/01 AND THE YEAR ENDED 11/30/00

                                                          SIX MONTHS
                                                             ENDED
                                                            5/31/01       YEAR ENDED
                                                          (UNAUDITED)      11/30/00
FROM OPERATIONS:
  Net investment loss                                   $     (413,870)$   (2,216,810)
  Net realized gain (loss) on investments and foreign
   currency transactions                                   (19,706,729)    45,798,321
  Change in net unrealized gain (loss) on investments
   and foreign currency transactions                        (8,598,294)   (80,761,432)
                                                        -------------- --------------
         Net decrease in net assets resulting
           from operations                              $  (28,718,893)$  (37,179,921)
                                                        -------------- --------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
   Class A ($0.11 and $0.00 per share, respectively)    $   (1,128,073)$            -
                                                        -------------- --------------
     Total distributions to shareowners                 $   (1,128,073)$            -
                                                        -------------- --------------
FROM FUND SHARE TRANSACTIONS:
   Net proceeds from sale of shares                      $ 216,789,158  $ 570,455,693
   Reinvestment of distributions                               967,523              -
   Cost of shares repurchased                             (234,875,656)  (655,774,815)
                                                        -------------- --------------
     Net decrease in net assets resulting from
         fund share transactions                        $  (17,118,975)$  (85,319,122)
                                                        -------------- --------------
     Net decrease in net assets                         $  (46,965,941) $(122,499,043)
NET ASSETS:
  Beginning of Period                                      241,768,772    364,267,815
                                                        -------------- --------------
  End of period (including accumulated undistributed net
   investment income (loss) of $(419,974) and $1,121,969,
   respectively)                                        $  194,802,831 $  241,768,772
                                                        ============== ==============

                                 '01 SHARES    '01 AMOUNT
                                 (UNAUDITED)   (UNAUDITED)  '00 SHARES    '00 AMOUNT
CLASS A
Shares sold                       12,079,942  $204,759,569   25,027,014  $529,332,075
Reinvestment of distributions         55,384       967,523            -             -
Less shares repurchased          (12,773,569) (218,026,739) (27,836,186) (595,590,986)
                                 -----------  ------------  -----------  ------------
     Net decrease                   (638,243) $(12,299,647)  (2,809,172) $(66,258,911)
                                 ===========  ============  ===========  ============
CLASS B
Shares sold                          152,759   $ 2,470,726      941,701  $ 21,125,829
Reinvestment of distributions              -             -            -             -
Less shares repurchased             (459,092)   (7,482,406)  (1,836,221)  (40,063,009)
                                 -----------  ------------  -----------  ------------
     Net decrease                   (306,333)  $(5,011,680)    (894,520) $ (18,937,180)
                                 ===========  ============  ===========  ============
CLASS C
Shares sold                          585,819    $9,558,863      960,752  $ 19,997,789
Reinvestment of distributions              -             -            -             -
Less shares repurchased             (573,379)   (9,366,511)    (955,502)  (20,120,820)
                                 -----------  ------------  -----------  ------------
     Net increase (decrease)          12,440      $192,352        5,250  $   (123,031)
                                 ===========  ============  ===========  ============


   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS 5/31/01

                                                                     SIX MONTHS
                                                                       ENDED             YEAR ENDED     YEAR ENDED
                                                                      5/31/01             11/30/00       11/30/99
                                                                    (UNAUDITED)
CLASS A
Net asset value, beginning of period                             $        17.87    $        21.14    $        17.14
                                                                 --------------    --------------    --------------
Increase (decrease) from investment operations:
    Net investment income (loss)                                 $        (0.01)   $         0.00(a) $        (0.09)
    Net realized and unrealized gain (loss) on investments
        and foreign currency transactions                                 (2.30)            (3.27)             4.29
                                                                 --------------    --------------    --------------
            Net increase (decrease) from investment operations   $        (2.31)   $        (3.27)   $         4.20
Distributions to shareowners:
    Net investment income                                                 (0.11)               --             (0.13)
    Net realized gain                                                        --                --                --
    Tax return of capital                                                    --                --             (0.07)
                                                                 --------------    --------------    --------------
Net increase (decrease) in net asset value                       $        (2.42)   $        (3.27)   $         4.00
                                                                 --------------    --------------    --------------
Net asset value, end of period                                   $        15.45    $        17.87    $        21.14
                                                                 ==============    ==============    ==============
Total return*                                                            (13.02)%          (15.47)%           24.77%
Ratio of net expenses to average net assets+                               1.99%**           1.71%             1.89%
Ratio of net investment income (loss) to average net assets+              (0.19)%**         (0.45)%           (0.27)%
Portfolio turnover rate                                                      24%**             46%               90%
Net assets, end of period (in thousands)                         $      158,129    $      194,304    $      289,291
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                           1.97%**           1.69%             1.88%
    Net investment income (loss)                                          (0.17)%**         (0.43)%           (0.26)%
                                                                    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                                     11/30/98      11/30/97       11/30/96

CLASS A
Net asset value, beginning of period                             $        23.66  $        23.39  $        21.21
                                                                 --------------  --------------  --------------
Increase (decrease) from investment operations:
    Net investment income (loss)                                 $         0.14  $         0.13  $         0.10
    Net realized and unrealized gain (loss) on investments
        and foreign currency transactions                                 (2.06)           1.87            2.32
                                                                 --------------  --------------  --------------
            Net increase (decrease) from investment operations   $        (1.92) $         2.00  $         2.42
Distributions to shareowners:
    Net investment income                                                 (1.15)          (0.26)             --
    Net realized gain                                                     (3.45)          (1.47)          (0.24)
    Tax return of capital                                                    --              --              --
                                                                 --------------  --------------  --------------
Net increase (decrease) in net asset value                       $        (6.52) $         0.27  $         2.18
                                                                 --------------  --------------  --------------
Net asset value, end of period                                   $        17.14  $        23.66  $        23.39
                                                                 ==============  ==============  ==============
Total return*                                                             (9.35)%          9.28%          11.40%
Ratio of net expenses to average net assets+                               1.73%           1.69%           1.77%
Ratio of net investment income (loss) to average net assets+               0.60%           0.51%           0.26%
Portfolio turnover rate                                                     123%            154%            173%
Net assets, end of period (in thousands)                         $      314,381  $      395,572  $      378,956
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                           1.72%           1.67%           1.76%
    Net investment income (loss)                                           0.61%           0.53%           0.27%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

                                                                   SIX MONTHS
                                                                      ENDED           YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                                     5/31/01           11/30/00         11/30/99      11/30/98(a)
                                                                   (UNAUDITED)
CLASS B
Net asset value, beginning of period                             $       17.22    $       20.56  $       16.63    $       23.09
                                                                 --------------   -------------  -------------    -------------
Increase (decrease) from investment operations:
    Net investment income (loss)                                 $       (0.13)   $       (0.28) $       (0.19)   $       (0.04)
    Net realized and unrealized gain (loss) on investments
        and foreign currency transactions                                (2.20)           (3.06)          4.13            (1.97)
                                                                 --------------   -------------  -------------    -------------
            Net increase (decrease) from investment operations   $       (2.33)   $       (3.34) $        3.94    $       (2.01)
Distributions to shareowners:
    Net investment income                                                   --               --          (0.01)           (1.00)
    Net realized gain                                                       --               --             --            (3.45)
    Tax return of capital                                                   --               --          (0.00)(b)           --
                                                                 --------------   -------------  -------------    -------------
Net increase (decrease) in net asset value                       $       (2.33)   $       (3.34) $        3.93    $       (6.46)
                                                                 --------------   -------------  -------------    -------------
Net asset value, end of period                                   $       14.89    $       17.22  $       20.56    $       16.63
                                                                 ==============   =============  =============    =============
Total return*                                                           (13.53)%         (16.24)%        23.71%          (10.09)%
Ratio of net expenses to average net assets+                              3.01%**          2.61%          2.72%            2.57%
Ratio of net investment loss to average net assets+                      (1.22)%**        (1.33)%        (1.14)%          (0.24)%
Portfolio turnover rate                                                     24%**            46%            90%             123%
Net assets, end of period (in thousands)                         $      32,095    $      42,380  $      69,001    $      58,519
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                          2.99%**          2.59%          2.71%            2.56%
    Net investment loss                                                  (1.20)%**        (1.31)%        (1.13)%          (0.23)%

                                                                     YEAR ENDED   YEAR ENDED
                                                                      11/30/97     11/30/96

CLASS B
Net asset value, beginning of period                             $       22.89  $       20.94
                                                                 -------------  -------------
Increase (decrease) from investment operations:
    Net investment income (loss)                                 $       (0.06) $        0.15
    Net realized and unrealized gain (loss) on investments
        and foreign currency transactions                                 1.85           2.04
                                                                 -------------  -------------
            Net increase (decrease) from investment operations   $        1.79  $        2.19
Distributions to shareowners:
    Net investment income                                                (0.12)            --
    Net realized gain                                                    (1.47)         (0.24)
    Tax return of capital                                                   --             --
                                                                 -------------  -------------
Net increase (decrease) in net asset value                       $        0.20  $        1.95
                                                                 -------------  -------------
Net asset value, end of period                                   $       23.09  $       22.89
                                                                 =============  =============
Total return*                                                             8.44%         10.45%
Ratio of net expenses to average net assets+                              2.49%          2.60%
Ratio of net investment loss to average net assets+                      (0.23)%        (0.51)%
Portfolio turnover rate                                                    154%           173%
Net assets, end of period (in thousands)                         $      81,438  $      69,056
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                          2.47%          2.58%
    Net investment loss                                                  (0.21)%        (0.49)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

                                                                   SIX MONTHS
                                                                      ENDED           YEAR ENDED  YEAR ENDED      YEAR ENDED
                                                                     5/31/01           11/30/00   11/30/99(a)     11/30/98(a)
                                                                   (UNAUDITED)
CLASS C
Net asset value, beginning of period                                 $   17.08          $ 20.43      $ 16.53       $  22.90
                                                                     ---------          -------      -------       --------
Increase (decrease) from investment operations:
    Net investment income (loss)                                     $   (0.10)         $ (0.37)     $ (0.17)      $  (0.02)
    Net realized and unrealized gain (loss) on investments
        and foreign currency transactions                                (2.22)           (2.98)        4.08          (1.87)
                                                                     ---------          -------      -------       --------
            Net increase (decrease) from investment operations       $   (2.32)         $ (3.35)     $  3.91       $  (1.89)
Distributions to shareowners:
    Net investment income                                                    -                -        (0.01)         (1.03)
    Net realized gain                                                        -                -            -          (3.45)
    Tax return of capital                                                    -                -        (0.00)(b)          -
                                                                     ---------          -------      -------       --------
Net increase (decrease) in net asset value                           $   (2.32)         $ (3.35)     $  3.90       $  (6.37)
                                                                     ---------          -------      -------       --------
Net asset value, end of period                                       $   14.76          $ 17.08      $ 20.43       $  16.53
                                                                     =========          =======      =======       ========
Total return*                                                           (13.58)%         (16.40)%      23.69%         (9.55)%
Ratio of net expenses to average net assets+                              3.14%**          2.87%        2.67%          2.38%
Ratio of net investment income (loss) to average net assets+             (1.37)%**        (1.61)%      (1.00)%        (0.13)%
Portfolio turnover rate                                                     24%**            46%          90%           123%
Net assets, end of period (in thousands)                             $   4,579          $ 5,085      $ 5,976       $  6,031
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                          3.07%**          2.82%        2.64%          2.35%
    Net investment income (loss)                                         (1.30)%**        (1.56)%      (0.97)%        (0.10)%
                                                                   YEAR ENDED  1/31/96 TO
                                                                   11/30/97(a)  11/30/96

CLASS C
Net asset value, beginning of period                                 $ 22.84    $  22.46
                                                                     -------    --------
Increase (decrease) from investment operations:
    Net investment income (loss)                                     $     -    $   0.02
    Net realized and unrealized gain (loss) on investments
        and foreign currency transactions                               1.77        0.60
                                                                     -------    --------
            Net increase (decrease) from investment operations       $  1.77    $   0.62
Distributions to shareowners:
    Net investment income                                              (0.24)          -
    Net realized gain                                                  (1.47)      (0.24)
    Tax return of capital                                                  -           -
                                                                     -------    --------
Net increase (decrease) in net asset value                           $  0.06    $   0.38
                                                                     -------    --------
Net asset value, end of period                                       $ 22.90    $  22.84
                                                                     =======    ========
Total return*                                                           8.45%       2.75%
Ratio of net expenses to average net assets+                            2.50%       2.36%**
Ratio of net investment income (loss) to average net assets+           (0.03)%      0.13%**
Portfolio turnover rate                                                  154%        173%
Net assets, end of period (in thousands)                             $ 9,303    $  6,078
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                        2.47%       2.31%**
    Net investment income (loss)                                        0.00%       0.18%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS 5/31/01 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer International Value Fund (formerly Pioneer International Growth fund)(the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.
The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION
     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B.   FOREIGN CURRENCY TRANSLATION
     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   TAXES
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended May 31, 2001, the Fund paid no such taxes.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of May 31, 2001, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the relative tax rates and other such factors. As of May 31, 2001, the Fund had no reserve related to taxes on the repatriation of foreign currencies. Effective May 2, 2001 the Malaysian government eliminated its tax on the repatriation of foreign currencies.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E.   FUND SHARES
     The Fund records sales and repurchases of its shares as of trade date. Poneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $32,304 in underwriting commissions on the sale of fund shares during the six months ended May 31, 2001.

F.   CLASS ALLOCATIONS
     Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3 ). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2.   MANAGEMENT AGREEMENT
Pioneer Investment Management, Inc. (PIM), manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 2001, $184,987 was payable to PIM related to management fees, administrative fees and certain other expenses.

3.   TRANSFER AGENT
PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $137,908 in transfer agent fees payable to PIMSS at May 31, 2001.

4.   DISTRIBUTION PLANS
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $64,979 in distribution fees payable to PFD at May 31, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2001, CDSCs in the amount of $101,390 were paid to PFD.

5.   EXPENSE OFFSETS
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 2001, the Fund's expenses were reduced by $21,242 under such arrangements.

6.   FORWARD FOREIGN CURRENCY CONTRACTS
At May 31, 2001, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of May 31, 2001, the Fund had no outstanding portfolio hedges. At May 31, 2001, the gross forward currency settlement contracts receivable and payable were $4,159,648 and $4,140,264, respectively, resulting in a net receivable of $19,384.

7.   LINE OF CREDIT FACILITY
The Fund, along with certain other funds in the Pioneer Family of Funds
(the Funds), collectively participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended May 31, 2001, the Fund had no borrowings under this agreement.

PIONEER INTERNATIONAL VALUE FUND

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

OFFICERS
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneer Investment Management, Inc.


CUSTODIAN
Brown Brothers Harriman & Co.

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management
Shareholder Services, Inc.

RETIREMENT PLANS FROM PIONEER

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL PLANS
INDIVIDUAL RETIREMENT ACCOUNT (IRA)
The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

ROTH IRA
The $2,000 maximum annual contribution is not tax-deductible; earnings are tax-free for qualified withdrawals.

PLANS FOR SMALL BUSINESSES OR THE SELF-EMPLOYED
SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) IRA
For firms with 100 or fewer employees. Employees can make pre-tax contributions, and an employer contribution is required.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
Self-employed individuals and small-business owners can make tax-deductible contributions of up to 15% of their income. Employer must also contribute for any eligible employees.

EMPLOYER-SPONSORED PLANS 401(k) PLAN
Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) PLAN
Lets employees of public schools, nonprofit hospitals and certain other tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

PROFIT SHARING PLAN
Employers contribute on a discretionary basis, usually based on profits.

AGE-WEIGHTED PROFIT SHARING PLAN
Employer makes discretionary contributions based on employees' age and salary.

MONEY PURCHASE PENSION PLAN (MPP)
Employers contribute based on a fixed formula.

                   Most retirement plan withdrawals must meet
                    specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

RETIREMENT PLANS INFORMATION                                     1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                     1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                                1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                       ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


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       INVESTMENTS-Registered Trademark-

PIONEER INVESTMENT MANAGEMENT, INC.                                10148-00-0701
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BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS
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